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                                                                Exhibit 10.30.03

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                            DJONT/JPM TENANT CO., LLC
                                                    Borrower

                                       and

                               JPMORGAN CHASE BANK
                                                    Lender

                         ------------------------------

                               SECURITY AGREEMENT

                         ------------------------------

                         Dated: As of April 24, 2003

                         PREPARED BY:

                         Messrs. Thacher Proffitt & Wood
                         11 West 42nd Street
                         New York, New York 10036
                         Attention: David S. Hall, Esq.

                         File No.: 86000-00822

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                               SECURITY AGREEMENT

            THIS SECURITY AGREEMENT made the 24th day of April, 2003, between DJONT/JPM TENANT CO., L.L.C., a Delaware limited liability company, having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062 ("Borrower") and JPMORGAN CHASE BANK, a New York banking corporation, having an address at 270 Park Avenue, New York, New York 10017 ("Lender");

                              W I T N E S S E T H :

            WHEREAS Borrower is the present owner and holder of (i) that certain pledge agreement dated as of the date hereof given by FELCOR/JPM LODGING CO., LLC, a Delaware limited liability company ("FelCor Lodging") to Borrower (the "Pledge Agreement") covering all of the equity interests in FELCOR/JPM HOLDINGS, L.L.C., a Delaware limited liability company (the "Pledged Interests") and (ii) that certain note dated as of the date hereof in the principal sum of $25,000,000.00 given by FelCor Lodging to Borrower (the "Note") and secured by the Pledge Agreement;

            WHEREAS Lender has agreed to make a Loan to Borrower in the principal sum of $25,000,000.00 (the "Loan"), which Loan, together with interest thereon, shall be evidenced by and payable in accordance with the provisions of a certain note dated the date hereof in the principal sum of $25,000,000.00 given by Borrower to Lender (the "Loan Note") and pursuant to that certain Junior Mezzanine Loan Agreement dated as of the date hereof between the Borrower and Lender (the "Loan Agreement"; all capitalized word and phrases not otherwise defined herein shall have the means ascribed to them in the Loan Agreement) (said principal sum, interest and all other sums which may or shall become due under the Loan Note, the Loan Agreement, this Security Agreement or any other Loan Documents being hereinafter collectively referred to as the "Debt"); and

            WHEREAS Lender is willing to make the Loan to Borrower only if Borrower grants and assigns to Lender, as security for the payment of the Debt and the observance and performance by Borrower of all of the terms, covenants and provisions of the Loan Note, the Loan Agreement and the other Loan Documents on the part of Borrower to be observed and performed, a security interest in the Note and the Pledge Agreement in the manner hereinafter set forth;

            NOW, THEREFORE, in consideration of the making of the Loan and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower hereby grants and assigns to Lender, as security for the payment of the Debt and the observance and performance by Borrower of all of the terms, covenants and provisions of the Loan Note, the Loan Agreement, this Security Agreement and the other Loan Documents, on the part of Borrower to be observed or performed, a security interest in all of Borrower's right, title and interest in the Note and the Pledge Agreement, and Borrower hereby represents and warrants to and covenants and agrees with Lender as follows:
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            1. Borrower represents and warrants to Lender that as of the date hereof and at all times during the term of the Loan Note (i) the obligee under the Note is and shall be FelCor Lodging, and that notices may be sent to FelCor Lodging at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062, (ii) the Note and the Pledge Agreement are and shall be owned by Borrower free and clear of all liens, pledges, security interests or other encumbrances of any nature whatsoever, (iii) the Pledge Agreement constitutes a valid and enforceable first lien covering the Pledged Interests, (iv) there are no defenses, counterclaims or offsets of any nature whatsoever with respect to the Note, the Pledge Agreement or the indebtedness evidenced and secured thereby or with respect to any other instruments or documents evidencing, securing or guaranteeing payment of the indebtedness and all other sums due under the Note and the Pledge Agreement (all such other instruments and documents being hereinafter collectively referred to as the "Other Security Documents") and all of the provisions of the Note, the Pledge Agreement and the Other Security Documents are in full force and effect, (v) there are no defaults existing under the Note, the Pledge Agreement or the Other Security Documents and Borrower knows of no event which, but for the passage of time or the giving of notice, or both, would constitute an event of default under the Note, the Pledge Agreement or the Other Security Documents, (vi) interest is and shall be payable on the principal sum evidenced by the Note at the rate set forth therein or in the Pledge Agreement, (vii) the Note, the Pledge Agreement and the Other Security Documents and the provisions thereof have not been amended, modified or altered in any manner whatsoever and (viii) Borrower knows of no fact or circumstance which would affect the enforceability, validity or priority of the Note, the Pledge Agreement or the Other Security Documents. Borrower represents and warrants that (a) the unpaid principal balance of the Note as of the date of this Agreement is $25,000,000.00 and (b) Lender has been provided with true, correct and complete copies of the Note, the Pledge Agreement and the Other Security Documents, which documents constitute all of the documents executed and delivered in connection with the indebtedness evidenced by the Note and secured by the Pledge Agreement.

            2. The security interest and the incidents thereof granted and assigned by Borrower to Lender pursuant to this Security Agreement shall, in addition to the security interest in the Note and the Pledge Agreement, be deemed to include for all purposes a security interest in (i) each of the Other Security Documents and (ii) all deposit accounts, credits, moneys, property or other security of any nature whatsoever now or hereafter available to Borrower for application in reduction, in whole or in part, of the indebtedness evidenced and secured by the Note and the Pledge Agreement, letters of credit, certificates of deposit or deposit or escrows of any kind relating to the Note or the Pledge Agreement, and (iii) any other documents, agreements or instruments related to the Note, the Pledge Agreement or the property encumbered thereby under which legal rights or obligations are created or exist (the Note, the Pledge Agreement, the Other Security Documents and all of the property and rights described in this Section 2 together with all substitutions for and all proceeds, replacements, reversions and remainders thereof and all appurtenances and additions thereto, whether now owned or hereafter acquired by Borrower, the "Collateral").

            3. In addition to the requirements contained in the Loan Agreement, Borrower shall keep accurate and complete books, records and accounts in accordance with generally accepted accounting practices consistently applied with respect to the financial affairs of Borrower, including, but not limited to, the financial affairs of Borrower which relate to the Note and the Pledge Agreement and all sums due or which may become due thereunder. Lender shall have the right from
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time to time at all times during normal business hours to examine such books, records and accounts at the office of Borrower or other person maintaining such books, records and accounts and to make copies or extracts thereof as Lender shall desire. Borrower shall, from time to time, within five (5) days after request deliver to Lender such information, reports and additional financial information with respect to the financial affairs of Borrower as Lender shall request.

            4. Lender shall have the unconditional right to notify FelCor Lodging of the security interest granted and assigned by Borrower to Lender pursuant to this Security Agreement. Following an Event of Default (as defined in the Loan Agreement), Lender shall have the unconditional right to direct FelCor Lodging to make all payments of sums due or hereafter becoming due pursuant to the Note and/or the Pledge Agreement directly to Lender. Borrower shall, following an Event of Default and upon request by Lender, sign and consent to all notices and directions given by Lender to FelCor Lodging pursuant to this paragraph. Lender shall have the unconditional right, at its option, to apply all sums received by Lender pursuant to this paragraph against the payment of the Debt in such priority and proportions as Lender, in its discretion, shall deem proper. The balance of any sums held by Lender pursuant to this paragraph, if any, after payment of the Debt in full shall be paid over to Borrower by Lender.

            5. Upon the occurrence of an Event of Default, Lender may, in addition to any other rights and remedies which Lender may have, immediately and without demand exercise all of the rights and remedies granted to a secured party under the Uniform Commercial Code. If any public notice is required to be given in connection with any public or private sale of the Note and the Pledge Agreement, or any of them, Borrower agrees that a notice of any such sale published once a week for two consecutive weeks in a paper of general circulation in the county where such sale is to be held shall be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code.

            6. Borrower shall not, without the prior consent of Lender, in any manner transfer, convey, assign or further encumber Borrower's interest in the Note, Pledge Agreement or the Other Security Documents or permit anything to be done that shall impair the value of the Collateral.

            7. Borrower shall hold all sums received by it pursuant to the Note and the Pledge Agreement, or a portion thereof sufficient to discharge all sums due or to become due on the Debt, in trust for use in payment of the Debt.

            8. Borrower shall notify Lender of the occurrence of any default under the Note and/or the Pledge Agreement or of the occurrence of any event, which but for the passage of time or the giving of notice or both, would constitute a default under the Note and/or the Pledge Agreement, on the same day that Borrower shall first be given notice of or shall first become aware of the occurrence of any such default or event and Borrower shall immediately upon request by Lender give any notice which shall be required to cause any such event to constitute a default under the Note and/or the Pledge Agreement (any such default or event being hereinafter referred to as a "Collateral Event of Default"). At the option of Lender and without necessity of demand or notice, the Debt shall immediately become due and payable in full irrespective of any agreed maturity or
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anything to the contrary contained herein or in the Loan Note upon the occurrence of a Collateral Event of Default.

            9. Borrower shall exercise the same degree of care with respect to the indebtedness evidenced and secured by the Note and the Pledge Agreement as would be exercised by reasonable, prudent, institutional lenders with respect to loans of similar nature.

            10. Borrower hereby authorizes Lender to execute and file, as the case may be, financing statements under the Uniform Commercial Code, and Borrower shall execute and deliver to Lender, upon Lender's written request, any other documents reasonably requested by Lender, describing the Collateral and evidencing and/or perfecting the security interest in the Collateral and to otherwise effectively implement the purposes of this Security Agreement.

            11. Borrower shall not, without the prior consent of Lender, enter into any agreement which shall in any manner whatsoever amend, modify, alter, waive or release the provisions of the Note, the Pledge Agreement or the Other Security Documents or which shall release from the lien of the Pledge Agreement any portion of the Collateral presently covered thereby or which shall release any party, now or hereafter liable or guaranteeing the payment of any portion of the indebtedness evidenced and secured by the Note and the Pledge Agreement or performance of the terms, covenants and provisions of the Note, the Pledge Agreement or the Other Security Documents or which shall release any other security of any nature whatsoever, now or hereafter, held by Borrower for the payment of any portion of the indebtedness evidenced and secured by the Note and the Pledge Agreement.

            12. Borrower shall not, without obtaining the prior consent of Lender, (i) accelerate the maturity of any portion of the indebtedness evidenced and secured by the Note and the Pledge Agreement, (ii) take any action or institute any proceeding for the purpose of foreclosing the lien of the Pledge Agreement or (iii) take any action or institute any proceeding for the purpose of enforcing the provisions of the Note or any of the Other Security Documents.

            13. Borrower will not consent to, and FelCor Lodging shall not make, any prepayment, in whole or in part, of the principal balance of the Note and the Pledge Agreement without obtaining the prior consent of Lender. No such prepayment made without Lender's prior written consent shall be enforceable against Lender.

            14. All sums which shall be paid or made available to Borrower for application in reduction of the principal balance of the Note and the Pledge Agreement of any nature whatsoever, including, but not limited to, all installments of principal, if any, and the final principal payment made pursuant to the Note and/or the Pledge Agreement, prepayments, proceeds of any foreclosure sales and sums paid pursuant to any of the Other Security Documents, and all other moneys, credits and deposit accounts of any nature whatsoever, shall be held by Borrower in trust for Lender for application in reduction of the principal balance of the Loan Note and Borrower shall pay over to Lender all such sums upon receipt of the same for application in reduction of the principal balance of Loan Note.
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            15. Nothing contained in this Security Agreement shall be construed as preventing Lender, at any time after the date hereof, from selling or transferring the Loan Note and in connection with any such sale or transfer from assigning this Security Agreement and transferring possession of the Note, the Pledge Agreement and those of the Other Security Documents, if any, in Lender's possession, to the purchaser of the Loan Note. Upon any sale or transfer of the Loan Note and upon assignment of this Security Agreement and a transfer in connection therewith of possession of the Note, the Pledge Agreement and those of the Other Security Documents, if any, in Lender's possession to the purchaser of the Loan Note, Lender shall be released and discharged from any liability or responsibility with respect to the Note, the Pledge Agreement and such Other Security Documents and references to "Lender" in this Security Agreement shall, with respect to any matters thereafter occurring, be deemed to be references to the purchaser of the Loan Note.

            16. All remedies afforded to Lender by reason of this Security Agreement are separate and cumulative remedies and it is agreed that no one of such remedies shall be deemed to be in exclusion of any other remedies available to Lender and shall not in any manner limit or prejudice any other legal or equitable remedies which Lender may have.

            17. Until the Debt shall have been paid in full all rights, powers and remedies granted to Lender under this Security Agreement shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that the Debt or any part thereof may have become barred by any statute of limitations or that the liability of Borrower therefor may have ceased.

            18. No failure or delay on the part of Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or further notice or demand in similar or other circumstances. No modification or waiver of any provision of this Security Agreement, the Pledge Agreement, the Loan Note or any of the Other Security Documents nor consent to any departure therefrom shall be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

            19. The rights, powers and remedies of Lender under this Security Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any statute or rule of law.

            20. Any notice, request, demand, statement or consent made hereunder shall be made in the manner set forth in Section 10.6 of the Loan Agreement.

            21. This Security Agreement may not be waived, modified, amended, changed, discharged or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the waiver, modification, amendment, change, discharge or termination is sought.

            22. Borrower has full power, authority and legal right to execute this Security Agreement and to grant and assign a security interest in the Note and the Pledge Agreement pursuant to the terms hereof and to keep and observe all of the terms, covenants and provisions of this Security Agreement on Borrower's part to be performed or observed.

            23. This Security Agreement shall be binding upon and insure to the benefit of Borrower and Lender and their respective successors and assigns.

            24. If any term, covenant or provision of this Security Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Security Agreement shall be construed without such term, covenant or provision.

            25. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            26. This Security Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

            27. The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

                         [NO FURTHER TEXT ON THIS PAGE]
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            IN WITNESS WHEREOF, Borrower has duly executed this Security
Agreement the day and year first above written.

                                    DJONT/JPM TENANT CO., L.L.C., a Delaware limited liability company


                                    By: /s/ Joel M. Eastman
                                       -----------------------------------
                                       Name: Joel M. Eastman
                                       Title:   Vice President

ACKNOWLEDGED AND AGREED TO WITH RESPECT TO ALL OF THE PROVISIONS SET FORTH
HEREIN:

FELCOR/JPM LODGING CO., LLC, a Delaware limited liability company

By: /s/ JOEL M. EASTMAN
    -----------------------------------
    Name: Joel M. Eastman
    Title: Vice President


                                    JPMORGAN CHASE BANK, a New York Banking
                                      Corporation

                                    By: /s/ MICHAEL MESARD
                                        -----------------------------------
                                        Name: Michael Mesard
                                        Title: Vice President